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                                                                    Exhibit 23.1


                                DELOITTE & TOUCH


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As the independent public accountants of AM-HAL LTD, we hereby consent to the incorporation of our report, included in Form 10K, into the Company's previously filed Registration Statement (Files No. 333-61895, and No. 333-55970).


                                 Brightman, Almagor & Co.
                               Certified Public Accountants

March 21, 2002